UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2008

Smithfield Foods, Inc.

(Exact Name of Registrant as Specified in Charter)

Virginia	1-15321	52-0845861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2008, Smithfield Foods, Inc., a Virginia corporation (“Smithfield Foods”), entered into an amendment (the “Amendment”) to the Registration Rights Agreement, dated as of May 7, 2007, with Continental Grain Company (“CGC,” formerly ContiGroup Companies, Inc.). Pursuant to the Amendment, Smithfield Foods granted CGC demand registration rights and the ability to request Form S-3 registration, which may be on a continuous basis, in respect of the Smithfield Foods common stock that CGC received (i) in the merger between Smithfield Foods and Premium Standard Farms, effective May 7, 2007, and (ii) in the Five Rivers Transaction (as defined in Item 7.01 below).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On October 23, 2008, Smithfield Foods issued 2,166,667 shares of common stock to CGC in exchange for the 50 percent interest of Five Rivers Ranch Cattle Feeding LLC (“Five Rivers”) that it did not previously own. The sale of common stock to CGC, as further described under Item 7.01 below and incorporated by reference herein, was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and was conducted in reliance on the exemption for nonpublic offerings provided by Section 4(2) of the Securities Act and analogous state securities law provisions.

Item 7.01.	Regulation FD.

On October 23, 2008, Smithfield Foods completed its previously announced sale of Smithfield Beef Group, Inc. (“Smithfield Beef”), its beef processing and cattle feeding operation, to a wholly-owned subsidiary of JBS S.A., a company organized and existing under the laws of Brazil (“JBS”). The sale to JBS (the “JBS Transaction”) was made in accordance with the terms of the Stock Purchase Agreement, dated March 4, 2008, between Smithfield Foods and JBS (the “JBS Agreement”), as previously reported in Smithfield Foods’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2008.

As previously announced, the sale to JBS included 100 percent of Five Rivers, which had been held by Smithfield Beef in a 50/50 joint venture with CGC. Immediately prior to closing the JBS Transaction, Smithfield Foods completed its acquisition from CGC of the 50 percent of Five Rivers that it did not previously own in exchange for 2,166,667 shares of Smithfield Foods common stock (individually the “Five Rivers Transaction” and together with the JBS Transaction, the “Transactions”) pursuant to a Purchase Agreement, dated March 4, 2008, as amended on October 23, 2008 (the “Five Rivers Agreement” and together with the JBS Agreement, the “Agreements”). The purchase price in the Five Rivers Transaction was determined based on arm’s length negotiations. Immediately following completion of the Five Rivers Transaction, CGC became the beneficial owner of more than 8.9 percent of Smithfield Foods’ common stock. Paul J. Fribourg, a member of Smithfield Foods’ board of directors, is Chairman, President, and Chief Executive Officer of CGC. Michael J. Zimmerman, a Smithfield Foods advisory director, is Executive Vice President and Chief Financial Officer of CGC.

The purchase price of $565 million in cash is subject to post-closing adjustments, including adjustments for differences in working capital at closing from agreed-upon targets. Smithfield Foods expects that the net proceeds of the JBS Transaction will be used primarily for debt reduction.

The JBS Transaction excluded substantially all live cattle inventories held by Smithfield Beef and Five Rivers as of the closing date, together with the associated debt. The live cattle owned by Five Rivers immediately prior to the completion of the Five Rivers Transaction was transferred to a new 50/50 joint venture between Smithfield Foods and CGC, while live cattle owned by Smithfield Beef immediately prior to the completion of the JBS Transaction was transferred to a wholly-owned subsidiary of Smithfield Foods.

The excluded live cattle will be raised by JBS for a negotiated fee and then sold at maturity at market-based prices. Proceeds from the sale of the excluded live cattle will be paid in cash to the Smithfield Foods/CGC joint venture or to Smithfield Foods, as appropriate. Smithfield Foods believes that the majority of the live cattle inventories will be sold within six months after closing, with substantially all sold within 12 months after closing. The proceeds from the sale of Smithfield Beef’s live cattle inventories, together with Smithfield Foods’ 50 percent interest in Five Rivers’ cattle inventory, net of the associated debt, are expected to be in excess of $150 million and are expected to be used for debt reduction.

The foregoing description of the Transactions and the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements which are incorporated herein by reference from Exhibits 2.1 through 2.3 hereto.

On October 23, 2008, Smithfield Foods issued a press release announcing completion of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by Smithfield Foods under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1 Stock Purchase Agreement, dated March 4, 2008, between Smithfield Foods, Inc., and JBS S.A. (incorporated by reference to Exhibit 2.1 to Smithfield Foods’ Current Report on Form 8-K filed with the SEC on March 5, 2008).

2.2 Purchase Agreement, dated March 4, 2008, by and among Continental Grain Company, ContiBeef LLC, Smithfield Foods, Inc., and MF Cattle Feeding, Inc. (incorporated by reference to Exhibit 2.2 to Smithfield Foods’ Current Report on Form 8-K filed with the SEC on March 5, 2008).

2.3 Amendment, dated October 23, 2008, to the Purchase Agreement, dated as of March 4, 2008, by and among Continental Grain Company, ContiBeef LLC, Smithfield Foods, Inc. and MF Cattle Feeding, Inc.

4.1 Amendment No. 1, dated as of October 23, 2008, to the Registration Rights Agreement, dated as of May 7, 2007, by and between Smithfield Foods, Inc. and Continental Grain Company.

99.1 Press release, issued by Smithfield Foods, Inc., on October 23, 2008, announcing the closing of the Transactions.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this report are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to the use of the net proceeds of the JBS Transaction and the expected timing, completion and effects of the disposition of cattle inventories. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the control of Smithfield Foods. Due to known and unknown risks, actual results may differ materially from expectations or projections. Smithfield Foods does not undertake any obligations to update any forward-looking statement, whether written or oral, relating to matters discussed in this report.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the demand for, and market pricing for, cattle and cattle feed such as corn; or other factors that may be referred to in Smithfield Foods’ reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by Smithfield Foods will not materially and adversely affect future events. Viewers of this report are cautioned to consider these risks and uncertainties and not to place undue reliance on the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 24, 2008

SMITHFIELD FOODS, INC.

By:	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.:	Description:

2.1	Stock Purchase Agreement, dated March 4, 2008, between Smithfield Foods, Inc., and JBS S.A. (incorporated by reference to Exhibit 2.1 to Smithfield Foods’ Current Report on Form 8-K filed with the SEC on March 5, 2008).

2.2	Purchase Agreement, dated March 4, 2008, by and among Continental Grain Company, ContiBeef LLC, Smithfield Foods, Inc., and MF Cattle Feeding, Inc. (incorporated by reference to Exhibit 2.2 to Smithfield Foods’ Current Report on Form 8-K filed with the SEC on March 5, 2008).

2.3	Amendment, dated October 23, 2008, to the Purchase Agreement, dated as of March 4, 2008, by and among Continental Grain Company, ContiBeef LLC, Smithfield Foods, Inc. and MF Cattle Feeding, Inc.

4.1	Amendment No. 1, dated as of October 23, 2008, to the Registration Rights Agreement, dated as of May 7, 2007, by and between Smithfield Foods, Inc. and Continental Grain Company.

99.1	Press release, issued by Smithfield Foods, Inc., on October 23, 2008, announcing the closing of the Transactions.